Exhibit 99.1
Phoenix Motor Inc Investor Presentation, August 2023

DISCLAIMER& SAFE HARBOR STATEMENT This presentation (together with oral statements made in connection herewith, this “Presentation”) is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No representations or warranties, express or implied are given in, or in respect of, this Presentation. Although all information and opinions expressed in this Presentation, including industry and market data obtained from third-party industry publications and sources as well as from research reports prepared for other purposes, were obtained from sources believed to be reliable and are included in good faith, Phoenix Motor Inc. (“Phoenix”) has not independently verified the information obtained from these sources and cannot assure you of the information’s accuracy or completeness. This information is subject to change. Some data are also based on the good faith estimates of Alliance, which are derived from their respective views of internal sources as well as the independent sources described above. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing contained herein shall be deemed a recommendation to any party to enter into any transaction or take any course of action. Forward Looking Statements This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are no guarantee of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the following: the Company’s ability to convert concept trucks and vans into production and sales; the Company’s product development timeline and expected start of production; development of competitive trucks and vans manufactured and sold by the Company’s competitors and major industry vehicle companies; the Company’s ability to scale in a cost-effective manner; the Company’s future capital requirements and sources and uses of cash; the Company’s ability to obtain funding for its future operations; the Company’s financial and business performance; changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; the implementation, market acceptance and success of its business model; expectations regarding the Company’s ability to obtain and maintain intellectual property protection and not infringe on the rights of others; and other risks contained in the Offering prospectus and reports filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional risk factors are discussed in the Company’s filings with the SEC, including those set forth in the Risk Factors section of the Company's annual report for 2022 on Form 10-K, our quarterly reports on Form 10-Q and our periodic reports on Form 8-K, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. This presentation speaks as of August 2023, and does not reflect any subsequent events. The information presented or contained in this presentation is subject to change without notice. Neither the delivery of this presentation nor any further discussions of the Company, any of its affiliates, shareholders, directors, employees, agents, advisors, representatives or the underwriters with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of Phoenix, and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with Alliance, or an endorsement of sponsorship by or of Alliance. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Phoenix will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Phoenix Motor Inc. | Page 2

TWO BRANDS • Established in 2003, approaching 20 years of EV experience • 50+ customers and over 100 vehicles deployed • Over 4 million miles on the road COMMERCIAL VEHICLES LIGHT DUTY VEHICLES • Company launched in 2020 - Pickup Truck and Delivery Vans • Pickup Truck and Delivery Vans show-cars debuted at the 2021 Los Angeles Auto Show ENGINEERING Currently developing 4th Gen Powertrain and Ground-Up Chassis Executive Summary: Who We Are INTELLIGENT Utilizing latest technologies in software and hardware to enhance driving experience and productivity GROWTH Four key Revenue Streams in High Growth Markets Commercial EV Consumer EV Electric Forklift EV Charing Solutions Phoenix Motor Inc. | Page 3

Phoenix Motor Inc. | Page 4 Where Do We Want To Be SHUTTLE BUSES SCHOOL BUSES WORK TRUCKS CITY DELIVERY LAST MILE DELIVERY PICKUP TRUCKS To Be An Industry Leader in Sustainable Transportation with Focus on Developing • Intelligent • Energy Efficient • Innovative Design

Phoenix Motor Inc. | Page 5 Investment Highlights The company has a stable and loyal customer network The company has a unique scalable and asset-light business model The company has a devoted and innovative management team The company has patent applied for technologies in new generation of pickup & delivery vans 1 The company is well-positioned in the fast-growing commercial electric bus and delivery truck segment 3 5 6 2 The company has a long history of making and delivering completed products 4

Phoenix Motor Inc. | Page 6 We are an Industry Pioneer Developing Consumer and Commercial EVs 2003 Founded in 2003 in California 2007 Phoenix all-electric pickup truck showcased to President George W Bush at the White House in February 2007 2010 Developing cutting edge zero emission drivetrains for medium duty vehicles 2015 1st all-electric bus to be deployed at NASA’s Jet Propulsion Laboratory 2016 1st all-electric fleet to be deployed at LAX Wally Park parking complex 2018 Marketing launch of 2nd gen. High Power Drive System for Ford E-450 chassis 2019 Deployment of 2nd gen. High Power Drive System with 3 deliveries to Park & Zoom in Austin, TX 2020 Acquired by SPI Energy Co., Ltd. 2021 • Introduced Full Range Of EV charging solutions • Launched 3rd generation powertrain • Conceptualized & Introduced prototype of EdisonFuture’s next generation EV pickup truck 2022 Completed NASDAQ listing via IPO in June 2022

Phoenix Motor Inc. | Page 7 We Offer a Comprehensive Product & Service Line We sell products both integrated into complete vehicles and in kit form to other entities Commercial EV Infrastructure Solutions Consumer & Commercial Medium Duty EVs Industry Leading All-Electric Trucks, Shuttle Buses & School Buses Electric Forklifts Affordable, lithium-ion electric forklifts with best-in-class warranty EV Charging Range of residential and commercial EV chargers and network solutions Light Duty Pick-up & Last Mile Platform Cutting Edge intelligent Pick-Up & Urban Delivery Vehicle with Revolutionary Design 2023 2024 2025 & Beyond GROUND-UP CHASSIS & PLATFORM SMART WAREHOUSE SOLUTIONS CONNECTED SMART CHARING SOLUTIONS SHOW CAR LAUNCH & COLLECT INITIAL ORDERS ENGINEERING & HOMOLOGATION

We Are Focused On our prototype Light Duty Electric Solar Pickup Trucks





- Modern and sophisticated exterior
- Retractable Solar Bed Cover, Solar Roof
- Interior Solar Mosaic
- Foldable front row middle seat and Center Console
- Door-Mounted Portable Toolbox
- Optimized vehicle size design with 6.5 and 8 feet long bed size option
- Ambient LED Lights
- 17.5" Infotainment Screen and HUD display
- Mirror Camera and Pillar-Mounted Interior Camera Screens
- Front and Rear designed hooks on bumpers
- 37" Diameter tire with 20" custom wheel
- Working Side Step

Solar Charging Power

PICKUP TRUCK	Solar Area (m^2)	Production Hourly(kwh)
Pickup truck roof solar panel	1.93	0.31
Pickup truck armadillo solar panel	1.95	0.31
Dash active solar panel	0.5	0.08
Total without armadillo	2.43	0.39
Total with armadillo	4.38	0.70

- ➢ Patents filed in the US, UK and Europe
- ➢ Retractable Solar Roof Patent Application No. 29/804.007
- ➢ Pickup Truck Patent Application No. 29/783.318

Phoenix Motor Inc. | Page 8

Our prototype Light Duty Electric Solar Vans Have Unique Features


Innovative Flex Platform
Multiple wheelbase and body configurations

- Flexible Configurations including multiple wheelbase and roof height options
- Developing Point2Point Autonomous Driving
- Spacious cargo area
- Side sliding door on both sides
- Side retractable running-boards
- Roof-integrated solar panels

Solar Charging Power

VAN	Solar Area (m^2)	Production Hourly(kwh)
Van roof solar panel	4.05	0.65
Dash active solar panel	0.5	0.08
Total	4.55	0.73

Phoenix Motor Inc. | Page 9

Our All-electric Medium Duty Vehicles Are Built In the USA

4,000,000+
Miles Driven

130+
Shuttle Buses & Trucks Deployed

50+
Commercial Fleet Customers

Wide range of customers across airport parking, hotels, campuses, cities, municipalities, ports, micro-transit services and dial-a-ride applications



ELECTRIC SHUTTLE BUS

Up to 24 Seats Capacity
Multiple Seating Configurations:

- Perimeter seating
- Forward facing seats
- ADA wheelchair access
- Luggage racks
- All accessories available on ICE shuttles



ELECTRIC TRUCKS

- Up to 6,000 lbs payload
- Multiple body configurations including:

Electric chassis, flatbed trucks, box trucks, utility trucks, reefer trucks, service trucks, animal control trucks and various custom bodies


SCHOOL BUS

ELECTRIC TYPE A SCHOOL BUS

- Vehicle Highlights
- Seating capacity up to 25 passengers
- Variable track seating up to 6 wheelchair positions
- Interior and exterior camera system
- Integrated child booster seats
- WIFI for passengers

Phoenix Motor Inc. | Page 10

Phoenix Motor Inc. | Page 11 We Make and Develop Medium Duty EV’s 2014 2019 2021 2023 2024 GROUND-UP DESIGN Purpose built EV chassis & vehicles for Class 3 – 6 medium-duty segment GEN-4 Significant Cost Efficiencies Supporting Volume Growth GEN-3 Modular Battery Packs with Liquid Cooling – Up to 160 mile range GEN-1 Electric Drivetrain Mated to Conventional Chassis & Gear Box GEN-2 Electric Drivetrain On Conventional Chassis with Direct Drive NEW VEHICLES & RETROFIT SOLUTIONS FOR FLEETS

Phoenix Motor Inc. | Page 12 We Offer One Stop Shop Solution: EV Charging Offering a one-stop-solution to customers while leveraging relationships with existing EV customers Targeting both commercial and consumer customers Cooperating with leading Electric vehicle supply equipment & charging technology suppliers L2 EV Chargers (AC Charging) DC Fast Charger (DC Charging) SaaS Cloud Based Platform ChaaS Charging-as-a-Service Maintenance & Aftersales Support Proactive Monitoring for Customers Range of Products & Services INFRASTRUCTURE BILL Federal Govt. plans to support deployment of 500,000 EV chargers across the nation

Phoenix Motor Inc. | Page 13 The Key to Our Success: Asset Light Production Model and Process Maximize Current Capacity Maximize output at current Anaheim, CA location through process optimization Leverage Other Facilities Leverage other facilities to increase output capacity through 2022 and beyond With focus upfront on the manufacturing process, this allows for the utilization of existing facilities and capacities Expanding our cooperations with established OEMs and assembly facilities This strategy for production provides the company with flexibility for capacity alignment with demand, lean manufacturing, and a capital light approach that optimizes investments

Our Ground Up Medium Duty Electric Chassis Under Development – Improved Cost, Efficiency, Performance and Manufacturing Volumes - Enable Mass Adoption

MODULAR ENERGY ON DEMAND

- Base battery + Modular Extender Battery
- Fuel Cell range extender – Post launch

CHARGING DIVERSITY

- Level 2
- Level 3 CCS
- Wireless Charging
- V2G capability

EFFICIENT BY DESIGN

- Class 3 to 6 – focus class 4/5
- Hi-efficiency ELECTRIC
- Low Floor – ergonomics and productivity
- Light-weight materials
- Leading payload to curb weight
- Modular Chassis – front/rear drive, range of wheelbase/GVW
- Long Life design



BEING DEVELOPED WITH INDUSTRY EXPERTS

- Addressing the demands of fleets and varied body styles includes shuttles, work trucks, delivery trucks and RVs

SMALL MANUFACTURING FOOTPRINT

- Primarily assembly
- Single piece flow – variants on common line
- Composite panels – minimal onsite welding and paint

ADAS* AND CONNECTED CONTROLS

- Advanced Phoenix Connect telematics: Route planning, charging and fleet optimization
- Drive and steer by wire – ADAS and expandable automation
- Over-the-air updates and controls

* Advanced driver assistance systems

Phoenix Motor Inc. | Page 14

Phoenix Motor Inc. | Page 15 Professional Management Team with Cross-industry Experience Chris Wang CFO 20+ years of leadership experience. Previous CEO of Redwood Group Int’l, partner with SAIF Xinhuihuang Asset Management and former President and CFO of Fushi Copperweld, Inc. MBA from Univ of Rochester and BSc from Univ of Science and Technology Beijing. Denton Peng CEO 20+ years of experience in solar, battery storage, EV and EV charging. Pioneer & Entrepreneur in renewable energy industry who has led several NYSE & NASDAQ-listed public companies. MBA from Beijing University Guanghua School of Management. Jose Paul CRO Over 19 years of automotive and transportation industry experience including senior roles at FedEx, Dubai and Frost & Sullivan. MBA Cochin University of Science & Technology and BS from Christ College, Bangalore University. Josh Selin VP Global Service 15 years of H/EV technology experience. Previously was a project manager at New Flyer for electric drive systems and ultracapacitor development for critical planned upgrades, and service modifications. Dr. Joseph Chiang VP Software 35 years of engineering experience. Previously serving at Johnson Electric, Ford and Visteon. PhD in EE from the Univ of Kentucky, MSEE & BSEE from Huazhong University of Science & Tech. Thomas Allen VP Sales Over 10+ years experience in the electric vehicle and electric distribution sectors, successfully leading the sales department to record growth and expansion. Dr. Frank Lee CTO 30+ years vehicle development experience. Recently VP of vehicle integration at Karma. Prior senior positions at BYD, Beiben, Geely, Hybride Kinetic, General Motors and Ford. PhD from Ohio State in Engineering Mechanics, MS & BS in Mechanics from Houzhong Univ of Science & Technology. Mark Hastings SVP of Corporate Development & Strategy/Head of Investor Relations 30+ years experience on Wall Street on the sell side and buy side within the energy, automotive and fintech sectors. MBA in Finance from the University of Tennessee, BA in Economics from the University of Virginia. Lewis Liu SVP of Operations 30+ years experience in electric vehicles, EV infrastructure & eMobility. Former VP of Business Development & Strategy at Karma. Previous senior positions at AiKar, Faraday Future and KPMG. MBA University of Chicago, MS in AI University of MS and BS in Comp Science Beijing Polytechnic.

Phoenix Motor Inc. | Page 16 Financial Highlights 3,990 4,509 2,977 4,330 - 1,000 2,000 3,000 4,000 5,000 2019 2020 2021 2022 Net Revenue ($ thousand) (298) (421) (563) (820) (1,000) (800) (600) (400) (200) - 2019 2020 2021 2022 Gross Loss ($ thousand) (5,973) (4,665) (14,614) (12,705) (16,000) (12,000) (8,000) (4,000) - 2019 2020 2021 2022 Net Loss ($ thousand) 5,552 19,249 6,637 7,721 - 5,000 10,000 15,000 20,000 25,000 2019 2020 2021 2022 Total Current Assets ($ thousand) 8,955 29,227 15,436 20,443 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2019 2020 2021 2022 Total Assets ($ thousand) 20,592 4,437 5,199 8,161 - 5,000 10,000 15,000 20,000 25,000 2019 2020 2021 2022 Total Liabilities ($ thousand)

Phoenix Motor Inc. | Page 17 Our Strong Backlog Orders Enhance Our Earnings Visibility Current customers for our line of zero-emission shuttle buses, school buses and trucks Customer Base Major Airports Airport Parking Hotel Chains School Districts Universities Municipalities Corporations 78 ORDERS 78 Backlog Orders as of June 30, 2023 75 VEHICLES Contained in the Backlog Orders 3 KITS Electric Drive System Kits Contained in the Backlog Orders $17.5M REV. The Vehicle Order Backlog Represents $17.5 Million of Revenue

Phoenix Motor Inc. | Page 18 Investment Recap The company has a stable and loyal customer network The company has a unique scalable and asset-light business model The company has a devoted and innovative management team The company has patent applied for technologies in new generation of pickup & delivery vans 1 The company is well-positioned in the fast-growing commercial electric bus and delivery truck segment 3 5 6 2 The company has a long history of making and delivering completed products to total satisfaction of customers 4

Mark Hastings Senior Vice President of Corporate Development & Strategy Head of Investor Relations markh@phoenixmotorcars.com Chris Wang CFO chrisw@phoenixmotorcars.com Denton Peng CEO denton.peng@spigroups.com phoenixmotorcars.com edisonfuture.com Phoenix Motor Inc. | Page 19

Appendix Phoenix Motor Inc. | Page 20

Phoenix Medium Duty Vehicles: Gen 4 1. Asset Light Business Model: The “asset light” business model extends both upstream to suppliers and downstream to manufacturing partners: • Upstream – we leverage our strategic partnerships with R&D partners and engineering service suppliers. • Downstream – we partner with customers and third parties to establish manufacturing and assembly facilities located in key strategic locations across the U.S. 2. Scale: Efficient scaling of production: • Anaheim production facility reconfigured not only to increase production, but also to serve as a training and showcase facility to ensure procedures are standardized across all of our manufacturing and assembly locations. • Utilize customer and third-party assembly facilities to increase production with low capital requirements. 3. Battery Supply: Secured dependable supply source: • Benefit from partnership with CATL for long-term strategic supply of K-Packs and related products. • Solved the first major impediment to long-term growth…secure and reliable battery supply. 4. Reduced Costs: Gen 4 is expected to achieve lower production and materials costs compared to Gen 3 vehicles, benefiting from: • Standardization of processes and procedures • Use of standardized components and sub-assemblies • Reduction in numbers of parts and components from over 450 in Gen 3 to fewer than 80 in Gen 4 5. Retrofit Solution: Gen 4 has allowed for the development of our proprietary retrofit solution: • Enables fleet customers to meet government-mandated zero emissions targets in a quick and cost-effective manner • Provides much lower Total Cost of Ownership for fleet operators versus virtually any other option • Provides the double environmental benefit of both adding a zero-emission vehicle while also removing a gasoline-powered vehicle • Modular nature of our proprietary retrofit solution allows for easy siting in virtually any location around the globe In 2023, we will introduce our 4th Generation drivetrain (Gen 4) vehicles, providing a bridge to the Gen 5 “Ground Up Chassis” design Phoenix Motor Inc. | Page 21

Recent Strategic Partnerships As a result of Phoenix Executive Management Team’s deep experience & relationships within the EV sphere, the Company has established strategic relationships with many of the leading participants in the global EV industry. CATL (Contemporary Amperex Technology Company) • Long-term partnership for co-development of batteries for Phoenix Motorcars’ product lines, including Gen 4 vehicles and potential cooperation on Gen 5 and EdisonFuture (Gen 6) models in the future IAT Automotive • Partnership for engineering and design work for Phoenix Gen 4 and Gen 5 vehicles Pegasus Specialty Vehicles • Partnership to jointly develop Type A electric school buses, to be marketed in North America • Agreement targets minimum of 300 Type A school buses to be built within the next three years Matthews Specialty Vehicles • Partnership to jointly develop specialty vehicles such as bloodmobiles, bookmobiles, and others • Agreement targets minimum of 150 vehicles over the next three years Fermata Energy • Partnership to test bi-directional charging solutions for Phoenix Motorcars’ EV customers Phoenix Motor Inc. | Page 22

Phoenix Motor Inc. | Page 23 Board of Directors